                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]   Confidential, for use of the Commission only (as permitted by Rule
      14a-6(e)(2)

                              LanVision Systems, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): NO FEE REQUIRED (per SEC Press Release 96-117)

[ ] $125 per Exchange Act Rule  0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2), or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the  controversy  pursuant to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1) Title of each class of securities to which transaction applies:
                                      N/A
   ---------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:
                                      N/A
   ---------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant
   to Exchange Act Rule 0-11:*                     N/A
                               -----------------------------------

4) Proposed maximum aggregate value of transaction:       N/A
                                                    --------------

5) Total fee paid:                     N/A
                   -----------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:            N/A
                                   ------------------------------

2)  Form, Schedule or Registration Statement No.:       N/A
                                                  ---------------

    3)  Filing party:                      N/A
                     --------------------------------------------

    4)  Date filed:                        N/A
                     --------------------------------------------

-------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                            LANVISION SYSTEMS, INC.
                          ONE FINANCIAL WAY, SUITE 400
                          CINCINNATI, OHIO 45242-5859


                            NOTICE OF ANNUAL MEETING


TO THE STOCKHOLDERS OF LANVISION SYSTEMS, INC.:

The annual meeting of the stockholders of LanVision Systems, Inc. will be held on May 27, 1997, at 9:30 a.m., Eastern Time, at the Embassy Suites Hotel, 4545 Lake Forest Drive, Cincinnati, Ohio 45242, for the following purposes:

         1. To elect four directors each to hold office until a successor is duly elected and qualified at the 1998 annual meeting of stockholders or otherwise or until any earlier removal or resignation; and

         2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 4, 1997 will be entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ J. Brian Patsy
                                      --------------------------------------
                                      J. Brian Patsy
                                      Chairman of the Board, Chief Executive
                                      Officer, and President
                                      April 25, 1997


-------------------------------------------------------------------------------

                                   IMPORTANT

A PROXY STATEMENT AND PROXY ARE SUBMITTED HEREWITH. AS A STOCKHOLDER, YOU ARE URGED TO COMPLETE AND RETURN THE PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE ENCLOSED ENVELOPE FOR THE RETURN OF THE PROXY REQUIRES NO POSTAGE IF MAILED IN THE USA. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU PREVIOUSLY SIGNED AND RETURNED YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY.

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
                            LANVISION SYSTEMS, INC.
                          ONE FINANCIAL WAY, SUITE 400
                          CINCINNATI, OHIO 45242-5859


                                PROXY STATEMENT

The accompanying proxy is solicited on behalf of the Board of Directors ("Board") of LanVision Systems, Inc., a Delaware corporation ("Company" or "LanVision"), for use at the 1997 annual meeting of stockholders of the Company ("Annual Meeting"). The Annual Meeting will be held on May 27, 1997 at 9:30 a.m., local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Embassy Suites Hotel, 4545 Lake Forest Drive, Cincinnati, Ohio 45242. All holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), on April 4, 1997, the record date, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, the Company had 8,876,500 shares of Common Stock outstanding and entitled to vote. A majority, or 4,438,251, of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

The proxy card, this Proxy Statement, and the Company's 1996 Annual Report to Stockholders will be mailed to stockholders on or about April 25, 1997.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Stockholders are entitled to one vote for each share of Common Stock held. Shares of the Common Stock may not be voted cumulatively.

The shares represented by all properly executed proxies which are timely sent to the Company will be voted as designated and each proxy not designated will be voted affirmatively. Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before the shares subject to the proxy are voted by notifying the Secretary of the Company in writing or by attendance at the meeting and voting in person.

The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, and other employees of the Company by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of the shares and will reimburse such brokers and nominees for the reasonable expenses incurred in forwarding the materials to such beneficial owners.

The Company's bylaws provide that the holders of a majority of all of the shares of the Common Stock issued and outstanding and entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR", "AGAINST", "ABSTAIN", OR "WITHHELD", as applicable, with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter. If a broker, bank, custodian, nominee, or other record holder of shares indicates on a proxy that it does not have the discretionary authority to vote certain shares on a particular matter ("broker non-vote"), then those shares will not be considered entitled to vote with respect to that matter, but will be counted in determining the presence of a quorum.

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy how the shares are to be voted with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If the stockholder fails to so specify, except for broker non-votes, the shares will be voted "FOR" the election of the Board's nominees as directors.

J. Brian Patsy and Eric S. Lombardo, the co-founders and two of the directors of the Company, together beneficially own 4,488,000 shares of the Common Stock, constituting a majority of the shares necessary for a quorum to transact business at the Annual Meeting. Blue Chip Capital Fund Limited Partnership ("Blue Chip") beneficially owns 746,000 shares of the Common Stock. Z. David Patterson, one of the directors of the Company, is Executive Vice President of Blue Chip Venture Company, the General Partner of Blue Chip. Mr. Patsy, Mr. Lombardo, and Blue Chip have each indicated that they intend to vote for the election of all of the those nominated by the Board for election as directors. For information regarding the ownership of the Company's Common Stock by holders of more than five percent of the outstanding shares and by the management of the Company, see "Security Ownership of Certain Beneficial Owners and Management."

In accordance with Delaware Law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting at the Embassy Suites Hotel on May 27, 1997, and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m., at the office of the Transfer Agent, Fifth Third Bank, Corporate Trust Administration, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect four directors, comprising the entire membership of the Board, each to hold office until a successor is duly elected and qualified at the 1998 annual meeting of stockholders of the Company or otherwise or until any earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of the four nominees recommended by the Board, unless the proxy is marked in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. All nominees for election are currently serving as members of the Board and have consented to continue to serve. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxyholder may determine. The Company is not aware of any nominee who will be unable or unwilling to serve as a director.

Provided a quorum is duly constituted at the Annual Meeting, the affirmative vote by the holders of a plurality of the shares of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to approve the election of directors. An abstention is counted as a vote "AGAINST" and a broker non-vote and a withheld vote are not counted for purposes of electing the directors. A representative of the Company's Transfer Agent, Fifth Third Bank, will serve as inspector of election for the election of the directors.

NOMINEES FOR ELECTION AS DIRECTORS

The following incumbent directors are being nominated by the Board for reelection to the Board: George E. Castrucci, Eric S. Lombardo, J. Brian Patsy, and Z. David Patterson. THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     George E. Castrucci, age 58, was appointed to the Board in May, 1996. Prior to his retirement in March, 1992, he served as Chairman and Chief Executive Officer of Great American Broadcasting Company, a Cincinnati, Ohio based broadcasting company, and as President and Chief Operating Officer of its parent company, Great American Communications Company. Mr. Castrucci also currently serves as a director of Baldwin Piano & Organ Company, BMF Savings Bank, The Ohio National Fund, Inc., and ONE Fund, Inc.

     Eric S. Lombardo, age 44, is a co-founder of the Company, has served as Vice President and Director of the Company or its predecessor since the Company's or its predecessor's inception in October, 1989, and as Executive Vice President and Secretary of the Company or its predecessor since May, 1990. Mr. Lombardo has over 22 years of experience in the information technology industry. From 1983 to 1990, Mr. Lombardo served as Major Account Executive for Wang Laboratories. In 1979, Mr. Lombardo established and managed the Cincinnati, Ohio office of Triad Systems, a wholesale distribution software company. Prior to 1979, Mr. Lombardo was employed by NCR Corporation in various capacities.

     J. Brian Patsy, age 46, is a co-founder of the Company and has served as President, Treasurer, and Director of the Company or its predecessor since the Company's or its predecessor's inception in October, 1989. Mr. Patsy was appointed Chairman of the Board and Chief Executive Officer in March, 1996. Mr. Patsy has over 24 years of experience in the information technology industry. From 1988 to 1989, Mr. Patsy served as Branch Manager and District Marketing Manager for Wang Laboratories, Cincinnati, Ohio. From 1986 to 1988, Mr. Patsy served as District Marketing Manager of Voice Products for Wang Laboratories. Prior to 1986, Mr. Patsy served twelve years in numerous engineering, sales, marketing, and executive management positions with AT&T, Ameritech and Ohio Bell Telephone Company.

     Z. David Patterson, age 60, has been an Executive Vice President of
Blue Chip Venture Company, the general partner of Blue Chip Capital Fund Limited Partnership, since 1992. He has served as Director of the Company or its predecessor since December, 1994. From 1991 through 1992, Mr. Patterson served as Vice President of Recoll Management, a subsidiary of Fleet Financial Corporation. From 1983 to 1991, Mr. Patterson served as President of New England Capital Corporation, a subsidiary of Bank of New England.

There are no family relationships among any of the above named nominees for director nor among any of the nominees and any executive officers of the Company.

DIRECTOR COMPENSATION

The Company currently pays Mr. Castrucci and Mr. Patterson directors' fees of
(1) $1,000 for each regularly scheduled Board meeting attended, (2) $1,000 per day for each special meeting or committee meeting attended on days when there are no Board meetings. Messrs. Patsy and Lombardo are officers of the Company and are not separately compensated as directors of the Company.

Non-employee members of the Board are also eligible to participate in the Company's 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan"). The Directors Plan provides for the granting of non-qualified stock options to directors who are not employees of the Company to enable the Company to attract and retain non-employee directors. Options for a total of 100,000 shares of Common Stock may be granted under the Directors Plan prior to February 8, 2006. Options may be granted under the Directors

Plan by the Company at such times as may be determined by the Board's Compensation Committee. Currently, 5,000 options have been granted under the Directors Plan to Mr. Castrucci.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board met five times at regularly scheduled meetings during fiscal year 1996 and during that same period acted 20 times without a meeting by unanimous written consent. Standing committees of the Board currently include an audit committee and a compensation committee. The Board does not have a nominating committee.

In fiscal year 1996, all directors attended all meetings of the Board and all committee meetings of the committees on which the director served during the period for which he has been a director.

The non-employee directors, Messrs. Patterson (Chairman) and Castrucci, are presently the members of the Audit Committee. The Audit Committee met one time during fiscal year 1996. The function of the Audit Committee is to review, with the Company's independent public accountants, the Company's management, and the Board, the Company's accounting practices and controls, financial and auditing issues, and financial reports, including recommending the Company's choice of independent public accountants, and to make recommendations on all such matters to the Board. The Audit Committee reviews the results of the examination of the Company's financial statements by the independent public accountants and the independent public accountant's opinion thereon.

The non-employee directors, Messrs. Castrucci (Chairman) and Patterson, are presently the members of the Compensation Committee. The Compensation Committee did not meet during fiscal year 1996, because the fiscal year 1996 compensation for the Company's executive officers was established prior to the Company's April 1996 initial public offering pursuant to the employment agreements with the executive officers. The Compensation Committee reviews the performance of and establishes the salaries and all other compensation of the Company's executive officers. The Compensation Committee also administers the Company's 1996 Employee Stock Option Plan and the Company's 1996 Stock Purchase Plan and is responsible for recommending grants of stock options under such plans, subject to the approval of the Board.


          STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of April 25, 1997, with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director; (iii) each Named Executive Officer listed in the Summary Compensation Table; and (iv) all directors and current executive officers as a group.

                                                                                              SHARES
                                                                                           BENEFICIALLY      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                                         OWNED(1)      OF CLASS(2)
------------------------------------                                                       ------------    -----------
Blue Chip Capital Fund Limited Partnership(3)..........................................        746,000         8.40%
     201 East 5th Street
     Cincinnati, Ohio 45202

J. Brian Patsy.........................................................................      2,279,000        25.67%
     One Financial Way, Suite 400
     Cincinnati, Ohio 45242-5859

Eric S. Lombardo.......................................................................      2,211,000        24.91%
     One Financial Way, Suite 400
     Cincinnati, Ohio 45242-5859

Robert F. Golden(4)....................................................................        119,364         1.34%

Thomas R. McLean(5)....................................................................         21,974          *

Thomas E. Perazzo(6)...................................................................         21,974          *

George E. Castrucci(7).................................................................          3,750          *

Z. David Patterson(3)..................................................................        746,000         8.40%

All current directors and executive officers as a group (7 persons(8)).................      5,386,888        60.67%

---------

* Represents less than 1%.

(1) Unless otherwise indicated below, each person listed has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. For purposes of this table, shares subject to stock options are considered to be beneficially owned if by their terms they may be exercised as of the date of mailing of this Proxy Statement or if they become exercisable within 60 days thereafter.
(2) These percentages assume the exercise of certain currently exercisable stock options, which options have not in fact been exercised.
(3) Mr. Z. David Patterson, a Director of the Company, is also Executive Vice President of Blue Chip Venture Company, the general partner of Blue Chip Capital Fund Limited Partnership. Mr. Patterson may be deemed to be the beneficial owner of such shares and shares investment power with the other officers of Blue Chip Venture Company.
(4) Includes 119,364 shares which are issuable upon the exercise of currently exercisable, but unexercised, options.
(5) Includes 19,974 shares which are issuable upon the exercise of currently exercisable, but unexercised, options. Mr. McLean ceased being an executive officer of the Company on April 8, 1997.
(6) Includes 2,000 shares held of record by Mr. Perazzo's wife; and 19,974 shares which are issuable upon the exercise of currently exercisable, but unexercised, options.
(7) Includes 3,750 shares which are issuable upon the exercise of currently exercisable, but unexercised, options.
(8) Mr. McLean's shares are excluded, since Mr. McLean ceased being an executive officer of Company on April 8, 1997. Alan J. Hartman's shares are included. Mr. Hartman is an executive officer of the Company, but is not a Named Executive Officer for fiscal year 1996.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table provides certain summary information concerning compensation paid during fiscal year 1996 by the Company to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who held office as of the end of fiscal year 1996 ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                  OTHER             LONG-TERM
                                                     ANNUAL COMPENSATION          ANNUAL          COMPENSATION         ALL OTHER
                                                  --------------------------     COMPEN-             AWARDS             COMPEN-
                                                  SALARY(1)       BONUS(2)      SATION(3)       STOCK OPTIONS(4)       SATION(5)
    NAME AND PRINCIPAL POSITION        YEAR           $               $             $                  (#)                ($)
    ---------------------------      --------    ----------      ----------    -----------     ------------------     -----------
J. Brian Patsy                         1996        150,000          29,833             -                   -                520
Chairman of the Board,
Chief Executive Officer and
President

Eric S. Lombardo                       1996        148,000          29,833             -                   -                456
Executive Vice President

Robert F. Golden                       1996        110,000          21,249        23,749(6)                -                  -
Chief Technology Officer

Thomas R. McLean(7)                    1996        119,166          63,583             -               59,840                50
Former Vice President, Sales and
Marketing

Thomas E. Perazzo                      1996        120,000          25,000             -                   -                 30
Chief Financial Officer


---------

(1) All amounts include amounts contributed by the officers to the Company's 401(k) plan. There was no Company contribution to the plan in any years reported.
(2)  Includes bonuses accrued for fiscal year 1996 to be paid in fiscal year
     1997.
(3) Does not include perquisites and other personal benefits, the aggregate amount of which with respect to each of the Named Executive Officers does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for that year.
(4)  All amounts reflect options to purchase common stock.
(5)  All amounts reflect group term life and disability insurance.
(6) Includes reimbursement of $17,776 for moving expenses, and reimbursement of health care and other expenses.
(7) Mr. McLean joined the Company on March 1, 1996, and compensation is included from that date through the end of the current fiscal year. Mr. McLean ceased being an executive officer of the Company on April 8, 1997.

STOCK OPTIONS

The following table sets forth information concerning the grant of stock options to each of the Named Executive Officers in fiscal year 1996.

                          OPTION GRANTS IN FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE VALUE
                                                                                                     AT ASSUMED ANNUAL RATES
                           NUMBER OF                                                               OF STOCK PRICE APPRECIATION
                             SHARES         % OF TOTAL                                                 FOR OPTION TERM(3)
                           UNDERLYING     OPTIONS GRANTED        EXERCISE OR                      ----------------------------
                            OPTIONS       TO EMPLOYEES IN        BASE PRICE        EXPIRATION          5%              10%
          NAME              GRANTED     FISCAL YEAR 1996(1)       ($/SH)(2)           DATE            ($)              ($)
          ----              -------     -------------------    --------------    -------------    -----------     ------------
J. Brian Patsy                   0               0                    -                -               -                -

Eric S. Lombardo                 0               0                    -                -               -                -

Robert F. Golden                 0               0                    -                -               -                -

Thomas R. McLean             59,840(4)        42.19%                10.40            7-7-97           13,380         26,626

Thomas E. Perazzo                0               0                    -                -               -                -

---------

(1) Stock options exercisable into 131,840 shares of Common Stock were granted to all employees of the Company as a group during fiscal year 1996.
(2) Options were granted at an exercise price equal to the fair market value per share at the date of grant.
(3) Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the U.S. Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to date. The closing price of the Company's Common Stock on March 31, 1997 was $4.50.
(4) These options were granted on March 20, 1996, were to vest at the rate of 33-1/3% on February 1, 1997, 1998, and 1999, and were to expire on January 10, 2006. Due to Mr. McLean's cessation of employment with the Company on April 8, 1997, only 19,974 of such options have and will vest. These vested options will expire on July 7, 1997, if not exercised prior to that date.

The following table sets forth information with respect to the Named Executive Officers concerning exercises of options during fiscal year 1996 and unexercised options held as of the end of fiscal year 1996.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES


                                                                       NUMBER OF
                                                                      UNEXERCISED            VALUE OF UNEXERCISED
                                                                        OPTIONS                 IN-THE-MONEY
                                                                       AT FISCAL                 OPTIONS AT
                         SHARES ACQUIRED          VALUE              YEAR-END (#)            FISCAL YEAR-END($)(1)
                           ON EXERCISE          REALIZED             EXERCISABLE/               EXERCISABLE/
                               (#)                 ($)               UNEXERCISABLE              UNEXERCISABLE
                        ------------------    --------------     ----------------------     ----------------------
J. Brian Patsy........          0                   0                     0/0                        0/0

Eric S. Lombardo......          0                   0                     0/0                        0/0

Robert F. Golden......          0                   0              59,830/149,588(2)              0/549,780

Thomas R. McLean(3)             0                   0                   0/59,840                     0/0

Thomas E. Perazzo.....          0                   0                   0/59,840                     0/0


---------

(1) The closing market price for one share of the Company's Common Stock on January 31, 1997, the end of fiscal year 1996, was $7.125. Except for the options described in footnote (2) below, the exercise price of all options exceeded the fiscal year end market price.
(2) Exercise of 89,760 of unexercisable options at $1.00 per share is contingent upon a market share price of not less than $4.00 per share.
(3) Mr. McLean ceased being an executive officer of the Company on April 8, 1997.

EMPLOYMENT AGREEMENTS

LanVision entered into employment agreements with Messrs. Patsy, Lombardo, Golden and Perazzo in January 1996 and with Mr. McLean in March 1996.

Mr. Patsy's agreement extends through January 31, 1999 and provides that he will serve as the Company's President and/or Chief Executive Officer throughout the term of the agreement. The agreement establishes his base salary at $150,000, subject to annual adjustment upward at the discretion of the Compensation Committee, and provides that LanVision will pay Mr. Patsy a bonus of not less than $25,000.

Mr. Lombardo's agreement extends through January 31, 1999 and provides that he will serve as the Company's Executive Vice President, or similar position, throughout the term of the agreement. The agreement establishes his base salary at $148,000, subject to annual adjustment upward at the discretion of the Compensation Committee, and provides that LanVision will pay Mr. Lombardo a bonus of not less than $25,000.

Mr. Golden's agreement extends through January 31, 1999 and provides that he will serve as the Company's Vice President, Development (now known as Chief Technology Officer) throughout the term of the agreement. The agreement establishes his base salary at $110,000, subject to annual adjustment upward at the discretion of the Compensation Committee, and provides that LanVision will pay Mr. Golden a bonus of not less than $20,000.

Mr. Perazzo's agreement extends through January 31, 1999 and provides that he will serve as the Company's Chief Financial Officer throughout the term of the agreement. The agreement establishes his base salary at $120,000, subject to annual adjustment upward at the discretion of the Compensation Committee, and provides that LanVision will pay Mr. Perazzo a bonus of not less than $25,000.

Mr. McLean's agreement established his base salary at $130,000, and provided that LanVision would pay Mr. McLean a bonus of not less than $30,000. Mr. McLean's employment agreement terminated on April 8, 1997.

The employment agreements for each of Messrs. Patsy, Lombardo, Golden, and Perazzo further provide that in the event the employee is terminated by the Board without cause, the employee terminates the employment agreement due to a material reduction in his duties or compensation or the employment agreement is terminated within one year after a change in control, each of Messrs. Patsy and Lombardo is entitled to severance benefits equal to two and one-half times his then current annual salary and each of Messrs. Golden, and Perazzo is entitled to severance benefits equal to three-quarters of his then current annual salary and bonus. Such severance benefits shall be paid in a lump sum within three months after the termination date. The employment agreements for Messrs. Patsy, Lombardo, Golden, and Perazzo also provide that during the term of the agreement, and for a period of two years thereafter for Messrs. Patsy, Lombardo, and Golden, and one year for Mr. Perazzo, the employee will not compete with the Company in the healthcare information systems industry, including serving as an employee, officer, director, consultant, stockholder, or general partner of any entity other than the Company. In addition, each of Messrs. Patsy, Lombardo, Golden, and Perazzo has agreed to assign to the Company all of his interest in any developments, discoveries, inventions, and certain other interests developed by him during the course of employment with the Company, and not to use or disclose any proprietary information of the Company at any time during or after the course of employment with the Company.

COMPENSATION COMMITTEE REPORT

For fiscal year 1996, the Compensation Committee of the Board was at all times comprised entirely of non-employee directors. The Compensation Committee is charged with responsibility for reviewing the performance and establishing the compensation of the Company's executive officers on an annual basis. The Compensation Committee also administers the Company's 1996 Employee Stock Option Plan and the Company's 1996 Stock Purchase Plan and is responsible for recommending grants of stock options under such plans, subject to the approval of the Board.

The fiscal year 1996 compensation for the Company's executive officers was established prior to the appointment of the Compensation Committee pursuant to the employment agreements with the executive officers. The Compensation Committee did not meet during fiscal year 1996. However, it has already met in fiscal year 1997, and at that meeting has stated that the executive officer compensation shall continue unchanged. The Compensation Committee is in the process of setting the Company's overall compensation philosophy, reviewing current executive officer compensation in light of market practices, and establishing an annual review structure. The Compensation Committee expects to complete this process by the middle of fiscal year 1997.

                                             The Compensation Committee

                                             George E. Castrucci, Chairman
                                             Z. David Patterson

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following non-employee directors serve on the Compensation Committee:
George E. Castrucci and Z. David Patterson. No member of the Compensation Committee is or was an officer or employee of the Company or any subsidiary of the Company. No director or executive officer of the Company serves on any board of directors or compensation committee that compensates any member of the Compensation Committee.

                            STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Total Return Index and on the Nasdaq Computer and Data Processing Services Stock Index for the period commencing April 18, 1996 and ending January 31, 1997, assuming an investment of $100 and the reinvestment of any dividends.

The comparison in the graph below is based upon historical data and is not indicative of, nor intended to forecast, the future performance of the Common Stock.



                           [STOCK PERFORMANCE GRAPH]

                                                        APRIL 18, 1996(1)            JANUARY 31, 1997(2)
                                                      -----------------------      ------------------------
LanVision Systems, Inc. Stock                                $100.00                        $54.81
Nasdaq Total Return Index                                    $100.00                       $121.86
Nasdaq Computer and Data Processing
  Services Stock Index                                       $100.00                       $122.44
---------

(1) The Company's initial public offering commenced on April 18, 1996. For purposes of this presentation, the Company has assumed that its initial offering price of $13.00 would have been the closing price on April 17, 1996, the day prior to commencement of trading.
(2) Assumes that $100.00 was invested on April 18, 1996 in the Company's Common Stock at the initial offering price of $13.00 and at the closing sales price of each index on that date and that all dividends were reinvested. No dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to a stockholder agreement among the Company, Blue Chip Capital Fund Limited Partnership ("Blue Chip"), and Messrs. Patsy and Lombardo, executed in connection with Blue Chip's purchase of its equity interest n the Company, the Company is obligated to nominate for election, as a director, a person designated by Blue Chip as long as Blue Chip beneficially owns at least 8% of the Company's outstanding Common Stock. Blue Chip currently owns 8.4% of the Company's outstanding Common Stock. Blue Chip has designated Z. David Patterson as its nominee.

                            OTHER SECURITIES FILINGS

The information contained in this Proxy Statement under the heading "Compensation Committee Report" and "Stock Performance Graph" are not, and should not be deemed to be, incorporated by reference into any filings of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that purport to incorporate by reference other U.S. Securities and Exchange Commission filings made by the Company, in whole or in part, including this Proxy Statement.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC and NASDAQ. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received, the Company believes that with respect to the fiscal year ended January 31, 1997, all the Reporting Persons complied with all applicable filing requirements.

                              INDEPENDENT AUDITORS

The Board has selected Ernst & Young LLP as the Company's independent auditor for the year ending January 31, 1998. Ernst & Young LLP served as the independent auditor of the Company for the year ended January 31, 1997. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

The Board does not presently intend to bring any other business before the meeting, and, so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Provided a quorum is duly constituted at the Annual Meeting, the affirmative vote by the holders of the majority of the shares of the Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote "AGAINST" and a broker non-vote and a withheld vote are not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

                           ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 31, 1997, AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, WILL BE MAILED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO ALAN J. HARTMAN, GENERAL COUNSEL, LANVISION SYSTEMS, INC., ONE FINANCIAL WAY, SUITE 400, CINCINNATI, OHIO 45242-5859. THE FORM10-K INCLUDES CERTAIN EXHIBITS. COPIES OF THE EXHIBITS WILL BE PROVIDED ONLY UPON RECEIPT OF PAYMENT COVERING THE COMPANY'S REASONABLE EXPENSES FOR SUCH COPIES. THE FORM 10-K MAY ALSO BE OBTAINED FROM THE COMPANY'S WEB SITE, HTTP://WWW.LANVISION.COM, ON THE "FINANCIAL" PAGE VIA "SEC EDGAR'S INFO ON LANVISION."

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals intended for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 1998 annual meeting of stockholders must be received by the Company not later than December 26, 1997. Such proposals should be sent to Alan J. Hartman, General Counsel, LanVision Systems, Inc., One Financial Way, Suite 400, Cincinnati, Ohio 45242-5859. The inclusion of any proposal will be subject to applicable rules of the U.S. Securities and Exchange Commission, including Rule 14a-8 of the Securities and Exchange Act of 1934.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/J. Brian Patsy
                                             -----------------------------------
                                             J. Brian Patsy
                                             Chairman of the Board, Chief
                                             Executive Officer and President
                                             April 25, 1997


ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

LANVISION SYSTEMS, INC.
ONE FINANCIAL WAY, SUITE 400               THIS PROXY IS SOLICITED ON BEHALF OF
CINCINNATI, OH 45242-5859                  THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby appoints J. Brian Patsy and Eric S. Lombardo and each of them, attorneys-in-fact and proxies, with full power of substitution, to vote as designated below all shares of the Common Stock of LanVision Systems, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 27, 1997, at 9:30 a.m., and at any adjournment thereof.

1. ELECTION OF DIRECTORS: J. BRIAN PATSY, ERIC S. LOMBARDO, Z. DAVID PATTERSON, AND GEORGE E. CASTRUCCI.

     [ ] FOR all nominees listed above (except as marked below)              [ ] WITHHOLD AUTHORITY to vote for all nominees

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

              ---------------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

                           (continued on other side)


-------------------------------------------------------------------------------


     The undersigned acknowledges having received from LanVision Systems, Inc., prior to the execution of this Proxy, a Notice of the Meeting, a Proxy Statement, and an Annual Report.

     Please sign exactly as your name appears below. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Dated:  _______________________, 1997

[SHAREHOLDER NAME AND ADDRESS]          [SHAREHOLDER NAME AND NUMBER OF SHARES]


                                          -------------------------------------
                                                      (Signature)


                                          -------------------------------------
                                               (Signature if held jointly)

                                           Please mark, sign, date and return
                                           the proxy card promptly using the
                                           enclosed envelope.

                                                    REVOCABLE PROXY